SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 1, 2000



                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-20028                77-0214673
   (State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)


                                301 Conestoga Way
                             Henderson, Nevada 89015
                    (Address of Principal Executive Offices)


                                 (702) 558-1000
                         (Registrant's Telephone Number)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 8:  CHANGE IN FISCAL YEAR

The change of the fiscal year end of Valence Technology, Inc, a Delaware corporation (the "Company"), from the last Sunday in the month of March to March 31 was effective as of March l, 2000. Pursuant to Rule 13a-10(d) of the General Rules and Regulations under the Securities Exchange Act of 1934, the Company is not filing a separate transition report, as the transition period covers a period of one month or less and as the first report required to be filed by the Company for the newly adopted fiscal year after the date of the determination to change the fiscal year is the Company's Annual Report on Form 10-K for its fiscal year ended March 31, 2000, which will cover the transition period as well as the fiscal year.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 3, 2000                     Valence Technology, Inc.

                                  By: /S/ JAY L. KING
                                     -----------------------
                                     Jay L. King
                                     Vice President and Chief Financial Officer


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